                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                               ----------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 12, 1998


                     AUBURN NATIONAL BANCORPORATION, INC.
                     ------------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


   DELAWARE                        0-26486                       63-0885779
---------------                  ------------                -------------------
(STATE OR OTHER                  (COMMISSION                   (IRS EMPLOYER
JURISDICTION OF                  FILE NUMBER)                IDENTIFICATION NO.)
INCORPORATION)

      100 NORTH GAY STREET, P.O. DRAWER 3110, AUBURN, ALABAMA  36831-3110
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        (ADDRESSES OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                (334) 821-9200
                 ---------------------------------------------
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 5.   OTHER EVENTS.
------    ------------

     On May 12, 1998, Board of Directors of Auburn National Bancorporation, Inc. approved a Certificate of Amendment of Certificate of Incorporation. The amendment is attached to the end of this report.

     On July 14, 1998, Auburn National Bancorporation, Inc announces second quarter earnings. A copy of the press release is attached to the end of this report.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.
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       (c)  Exhibits

            The following exhibits are filed herewith:

     Exhibit No.      Description
     -----------      -----------

     99.1             Certificate of Amendment of Certificate of
                      Incorporation dated May 12, 1998

     99.2             Press Release dated July 14, 1998
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AUBURN NATIONAL BANCORPORATION, INC.
                                        (Registrant)


                                        /s/ Linda D. Fucci
                                        ------------------
                                        Linda D. Fucci
                                        Chief Financial Officer

Date:  July 22, 1998
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                               INDEX TO EXHIBITS
                               -----------------
Exhibit
-------

99.1   Certificate of Amendment of Certificate of Incorporation dated
       May 12, 1998


99.2   Press Release dated July 14, 1998